UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

————————————————
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2011

ONEIDA FINANCIAL CORP.
(Exact name of Registrant as specified in its charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-34813 (Commission File Number)	80-0632920 (I.R.S. Employer Identification No.)
182 Main Street, Oneida, New York 13421-1676
(Address of principal executive offices)

(315)-363-2000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07          Submission of Matters to a Vote of Security Holders

On May 3, 2011, Oneida Financial Corp. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors and the ratification of independent registered public accountants.  A breakdown of the votes cast is set forth below.

				Broker
1.	The election of directors:	For	Withheld	non-votes

	Rodney D. Kent	2,997,196	26,261	1,306,185

	Richard B. Myers	2,989,779	33,678	1,306,185

	Gerald N. Volk	2,991,157	32,300	1,306,185

2.The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accountanting firm for the year ending December 31, 2011.

For	Against	Abstain	Broker non-votes

4,251,468	70,139	8,035	0

Item 9.01          Financial Statements and Exhibits

(a)                      No financial statements of businesses acquired are required.

(b)                      No pro forma financial information is required.

(c)                      Not applicable.

(d)                     Exhibits:        None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEIDA FINANCIAL CORP.

Date: May 6, 2011	By:	/s/ Eric E. Stickels
Eric E. Stickels
Executive Vice President and Chief Financial Officer
(Duly Authorized Representative)

3